CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Subcontractor:	Sparton DeLeon Springs, LLC.

Effective Date:	17-Jul-14

Subcontract Number:	ERAPS014-220

Subcontract Modification:	Mod 001 (ADAR 2 Lots)

Mod Effective Date:	10-Apr-15

Customer:	US Navy- NAVAIR

Customer Contract Number:	N00421-14-D-0025

Program:	53F, 62E, Mk-84, 36B, Q101, Q125

Total Contract Value:	$171,549,841.65	Fee	Funded 100%

USSI:	[______]	$77,863,101.34	$0.00	$77,863,101.34

Sparton:	[______]	$93,686,740.31	$0.00	$93,686,740.31

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general partnership comprised of Sparton DeLeon Springs, LLC. and UnderSea Sensor Systems Inc. (“USSI” or “Seller”), with offices located at 4868 East Park 30 Drive, Columbia City, Indiana 46725 and Sparton DeLeon Springs, LLC., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130 (“Sparton” or “Seller”). As such, ERAPSCO provides authorization for the Seller to perform requirements identified in the attached customer contract and as summarized herein.

ERAPSCO/ STS	Sparton DeLeon Springs, LLC

By:	/s/	By:	/s/

Name	David Jost	Name	Mark Belyea

Title:	General Manager	Title:	Contract Manager

Date	4/13/2015	Date	4/13/2015

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Customer Information
Customer Name:		US Navy Navair		Technical Contact:		Tim Perry
Contract Contact:		Jim Smith		Phone:	812-863-7070 209
Phone:	301-757-5255			Email:	tim.perry@navy.mil
Email:	james.m.smith@navy.mil			Bid Number:		FY14 IDIQ

End User:		US Navy

Contract Terms
Contract Type:		FFP
Period of Performance:		7/17/14	to	7/16/16
Shipping Terms:		FCA Plant		Freight Forwarder:		N/A
Payment Terms:		PBP; Net 30		Export License Required:		No

Product Information
Product Description:		53F		Quantity:	[______]
Price:	[______]	Delivery Date:		7/17/14	to	7/16/16
Product Specifications:		PSS REVB CHG2
Packaging Specifications: Section D and Appendix C

Product Description:		62E		Quantity:	[______]
Price:	[______]	Delivery Date:		7/17/14	to	7/16/16
Product Specifications:		PSS REVB CHG2
Packaging Specifications: Section D and Appendix C

Product Description:		ADAR		Quantity:	[______]
Price:	[______]	Delivery Date:		7/17/14	to	7/16/16
Product Specifications:		PSS REVB CHG2
Packaging Specifications: Section D and Appendix C

Product Description:		Q125		Quantity:	[______]
Price:	[______]	Delivery Date:		7/17/14	to	7/16/16
Product Specifications:		MAC PSS REVC CHG2
Packaging Specifications: Section D and Appendix C

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Product Description:		MK-84		Quantity:	[______]
Price:	[______]		Delivery Date:	7/17/14	to	7/16/16
Product Specifications: MARK 84 MOD1 REV- CHG0
Packaging Specifications: Section D and Appendix C

Product Description:		36B		Quantity:	[______]
Price:	[______]		Delivery Date:	7/17/14	to	7/16/16
Product Specifications:		PSS REVB CHG2
Packaging Specifications: Section D and Appendix C

Product Description:		Q125		Quantity:	[______]
Price:	[______]		Delivery Date:	7/17/14	to	1/13/15
Product Specifications: MAC PSS RevB CHG2
Packaging Specifications: Section D and Appendix C
Miscellaneous Comments
See Tracking Sheet for Delivery Schedule and Data Items
Mod 001- Increases FY14 ADAR by two lots ([_______] units)

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725